Exhibit 99.3

1Q | 2012

Supplemental Information

FURNISHED AS OF MAY 1, 2012 (UNAUDITED)

Table of Contents

3	SCHEDULE 1 -	Corporate Information

5	SCHEDULE 2 -	Condensed Consolidated Balance Sheets

6	SCHEDULE 3 -	Selected Balance Sheet Information

7	SCHEDULE 4 -	Investment Progression

8	SCHEDULE 5 -	Investment Activity

9	SCHEDULE 6 -	Investment by Type and Geographic Location

10	SCHEDULE 7 -	Square Feet Owned and/or Managed

12	SCHEDULE 8 -	Lease and Occupancy Information

14	SCHEDULE 9 -	Same Store NOI

15	SCHEDULE 10 -	Components of Net Asset Value

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

HEALTHCARE REALTY | 2	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.9 billion in 210 real estate properties and mortgages as of March 31, 2012. The Company’s 202 owned real estate properties are located in 28 states and total approximately 13.7 million square feet. The Company provides property management services to approximately 10.4 million square feet nationwide.

A |	Corporate Headquarters

Healthcare Realty Trust Incorporated

3310 West End Avenue, Suite 700

Nashville, Tennessee 37203

Phone: 615.269.8175

Fax: 615.269.8461

E-mail: communications@healthcarerealty.com

Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr., A.I.A.	Founder, Gresham Smith & Partners (Retired)

Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton	President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)

Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY | 3	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1

Corporate Information

D |	Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP

414 Union Street, Suite 1800, Nashville, Tennessee 37219

TRANSFER AGENT

Wells Fargo N.A., Shareowner Services

161 North Concord Exchange, South St. Paul, Minnesota 55075-1139

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9

F |	Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared

On May 1, 2012, the Company declared a dividend of $0.30 per share, payable on June 1, 2012 to stockholders of record on May 17, 2012.

I |	Analyst Coverage

BMO Capital Markets Corp.	KeyBanc Capital Markets Inc.

Cowen & Co. LLC	RBC Capital Markets Corp

Davenport & Co. LLC	Robert W. Baird & Co.

Deutsche Bank Securities Inc.	Sandler O’Neil & Partners LP

J.J.B. Hilliard W.L. Lyons LLC	Stifel Nicolaus & Co

J.P. Morgan Securities LLC	UBS Investment Bank

JMP Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY | 4	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 2

Condensed Consolidated Balance Sheets (1)

(dollars in thousands, except for share data)

	3/31/2012	12/31/2011
Assets
REAL ESTATE PROPERTIES:
Land	$166,464	$162,843
Buildings, improvements, and lease intangibles	2,571,774	2,521,226
Personal property	18,495	18,221
Construction in progress	36,035	86,328

Total real estate properties	2,792,768	2,788,618
Less accumulated depreciation	(540,361)	(516,747)

Total real estate properties, net	2,252,407	2,271,871
Cash and cash equivalents	6,610	4,738
Mortgage notes receivable	112,767	97,381
Assets held for sale and discontinued operations, net	13,762	28,650
Other assets, net	118,108	118,382

Total assets	$2,503,654	$2,521,022

Liabilities and Equity
LIABILITIES:
Notes and bonds payable	$1,418,571	$1,393,537
Accounts payable and accrued liabilities	47,036	72,217
Liabilities of discontinued operations	154	518
Other liabilities	52,166	49,944

Total liabilities	1,517,927	1,516,216
Commitments and contingencies
EQUITY:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000,000 shares authorized; 77,961,692 and 77,843,883 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively	780	779
Additional paid-in capital	1,895,777	1,894,604
Accumulated other comprehensive loss	(3,332)	(3,332)
Cumulative net income attributable to common stockholders	799,085	795,951
Cumulative dividends	(1,706,583)	(1,683,196)

Total stockholders’ equity	985,727	1,004,806

Total liabilities and equity	$2,503,654	$2,521,022

(1)	The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

HEALTHCARE REALTY | 5	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 3

Selected Balance Sheet Information

(dollars in thousands)

	2012	2011				2010
	Q1	Q4	Q3	Q2	Q1	Q4
Real estate properties, gross (1)	$2,792,768	$2,788,618	$2,770,741	$2,615,248	$2,597,963	$2,571,605
Real estate properties, net (1)	2,252,407	2,271,871	2,264,397	2,128,676	2,092,179	2,086,964
Construction in progress	36,035	86,328	155,489	104,741	98,590	80,262
Mortgage notes receivable	112,767	97,381	94,588	122,603	88,171	36,599
Assets held for sale and discontinued operations, net	13,762	28,650	16,519	16,485	16,694	23,915
Total assets	2,503,654	2,521,022	2,487,573	2,386,181	2,296,712	2,357,309
Notes and bonds payable (2)	1,418,571	1,393,537	1,349,882	1,251,629	1,293,086	1,407,855
Total equity	985,727	1,004,806	1,022,578	1,016,828	902,447	842,740

(1)	Includes construction in progress.
(2)	Summary of Indebtedness:

	Balance as of 3/31/2012	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$264,408	24	5.19%
Senior Notes due 2017, net of discount	298,529	58	6.62%
Senior Notes due 2021, net of discount	397,114	106	5.86%

Total Senior Notes Outstanding	960,051	62	5.91%
Unsecured credit facility due 2015	238,000	43	1.75%
Mortgage notes payable, net	220,520	60	6.29%

Total Outstanding Notes and Bonds Payable	$1,418,571	60	5.31%

HEALTHCARE REALTY | 6	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 4

Investment Progression (1)

(dollars in thousands)

A	CONSTRUCTION IN PROGRESS

	$000,000,000	$000,000,000
	Number of Properties	Three Months Ended 3/31/2012
Balance at beginning of period	3	$86,328
Fundings on projects in existence at the beginning of the period	—	3,455
Deconsolidation of variable interest entity (2)	(1)	(38,193)
Completions (3)	(1)	(15,555)

Balance at end of period	1	$36,035

B	REAL ESTATE PROPERTIES

	$000,000,000	$000,000,000
	Number of Properties	Three Months Ended 3/31/2012
Balance at beginning of period	198	$2,702,290
Acquisitions (4)	2	21,337
Land purchased on ground leased building	—	1,125
Additions/Improvements	—	16,426
Completions (CIP) (3)	1	15,555

Balance at end of period	201	$2,756,733

C	MORTGAGE NOTES RECEIVABLE

	$000,000,000	$000,000,000
	Number of Investments	Three Months Ended 3/31/2012
Balance at beginning of period	7	$97,381
Fundings of new seller-financed mortgages (5)	2	7,450
Fundings on mortgages in existence at the beginning of the period	—	12,642
Repayments (6)	(2)	(4,699)
Scheduled principal payments	—	(7)

Balance at end of period	7	$112,767

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.
(2)	During the first quarter of 2012, the Company received payment in full of a construction mortgage note that was funding the ongoing development of an inpatient facility in South Dakota. The Company was previously consolidating the construction project upon concluding that it was the primary beneficiary of the VIE that was constructing the facility. The Company deconsolidated the project upon repayment of the mortgage note receivable.
(3)	During the first quarter of 2012, the Company substantially completed construction of a medical office building located in Colorado.
(4)	During the first quarter of 2012, the Company acquired medical office buildings located in South Dakota and North Carolina.
(5)	During the first quarter of 2012, the Company financed mortgage notes receivable upon the sale of medical office buildings located in Florida and Texas.
(6)	During the first quarter of 2012, two mortgage notes receivable secured by medical office buildings located in Iowa were repaid.

HEALTHCARE REALTY | 7	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 5

Investment Activity (1)

(dollars in thousands)

2012 Investment Activity

Location	Property Type	Investment Type	Closing	Total Amount Funded Through 3/31/2012	Approximate Square Feet	Aggregate Leased %
Aberdeen, SD	MOB	Acquisition	1/20/2012	$14,984	58,285	100%
Charlotte, NC	MOB	Acquisition	2/10/2012	6,353	23,312	100%

Total				$21,337	81,597	100%

Historical Investment Activity

	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
2011	150,312	40,000	61,931	79,375	331,618
2012	21,337	—	12,642	3,455	37,434

Total	$859,578	$53,600	$142,899	$305,336	$1,361,413

% of Total	63.2%	3.9%	10.5%	22.4%	100.0%

Development Properties

	Properties	Amount Funded 1Q 2012	Total Amount Funded Through 3/31/2012	Estimated Remaining Fundings	Estimated Total Investment (4)	Approximate Square Feet	Aggregate Leased %	1Q 2012 Aggregate NOI
Construction in progress	1	$3,094	$10,864	$7,221	$18,085	96,433	37%	$—
Construction mortgage loans	3	12,642	62,645	152,413	215,058	462,712	100%	—
Stabilization in progress	11	8,779	368,491	23,409	391,900	1,185,863	46%	(722)
Land held for development (3)	—	NA	25,171	—	—	—	—	—

Total	15	$24,515	$467,171	$183,043	$625,043	1,745,008	60%	$(722)

(1)	Represents real estate. Refer to Form 10-Q Footnote 3 for more information on the Company’s acquisitions.
(2)	Net of mortgage notes receivable payoffs upon acquisition.
(3)	Included in construction in progress on the Company’s Condensed Consolidated Balance Sheets.
(4)	The estimated total investment for each development property includes estimated tenant improvement allowances but does not include any estimate of excess tenant improvement cost financing by the Company. To the extent actual amounts funded for each development property reflect excess tenant improvement costs financed by the Company, the estimated remaining fundings could be greater than the amount shown in the above table.

HEALTHCARE REALTY | 8	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 6

Investment by Type and Geographic Location (1)

(dollars in thousands)

	MOB/Outpatient (84.9%)				Inpatient (12.6%)			Other (2.5%)
	Stabilized Properties	Development Properties		Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
		Stabilization	CIP
Texas	$568,559	$62,452	$10,864	$16,997	$23,572	$92,000	$—	$—	$—	$774,444	26.8%
Virginia	190,726							11,826		202,552	7.0%
Florida	174,712			2,673	11,703					189,088	6.5%
Tennessee	161,819							7,874		169,693	5.9%
North Carolina	150,378									150,378	5.2%
Indiana	99,518					43,406				142,924	4.9%
Washington	59,529	74,906								134,435	4.6%
Pennsylvania	10,798				120,421					131,219	4.5%
Iowa	86,532								40,000	126,532	4.4%
California	113,667				12,688					126,355	4.4%
Colorado	49,821	76,396								126,217	4.4%
Hawaii	23,342	89,028								112,370	3.9%
Arizona	34,886	39,746			16,012					90,644	3.1%
Missouri	43,044						27,380			70,424	2.4%
Illinois	37,242	25,963								63,205	2.2%
Alabama	21,003				17,722			9,536		48,261	1.7%
Washington, DC	29,729									29,729	1.0%
Other (11 states)	151,499			25,717						177,216	6.1%

Sub-total	$2,006,804	$368,491	$10,864	$45,387	$202,118	$135,406	$27,380	$29,236	$40,000	$2,865,686	99.0%

Land held for development			25,171							25,171	0.9%
Unconsolidated joint venture								1,266		1,266	0.1%

Total Investments	$2,006,804	$368,491	$36,035	$45,387	$202,118	$135,406	$27,380	$30,502	$40,000	$2,892,123	100.0%

Percent of $ Invested	69.4%	12.7%	1.2%	1.6%	7.0%	4.7%	0.9%	1.1%	1.4%	100.0%

Number of Investments	172	11	1	5	12	2	1	5	1	210

(1)	Excludes gross assets held for sale totaling $31.2 million and corporate property totaling $14.7 million.

HEALTHCARE REALTY | 9	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7

Square Feet Owned and/or Managed (1)

By State

	Owned
		Managed		Development Properties
	Number of Properties	by HR	by Third Party	Stabilization	CIP	Single-Tenant Net Leases	Total	Percent
Texas	48	2,941,286	302,094	246,717	96,433	337,771	3,924,301	28.7%
Tennessee	16	1,260,260				75,000	1,335,260	9.8%
Virginia	15	553,532	136,427			334,454	1,024,413	7.5%
Florida	18	634,649	148,507			193,802	976,958	7.1%
North Carolina	15	747,603					747,603	5.5%
Indiana	5		382,695			175,999	558,694	4.1%
California	10	488,955				63,000	551,955	4.0%
Colorado	7	192,280		347,771			540,051	3.9%
Pennsylvania	7	63,914				468,606	532,520	3.9%
Arizona	10	202,082		179,963		51,903	433,948	3.2%
Washington	5	73,548		191,051		159,071	423,670	3.1%
Iowa	9	265,063				104,117	369,180	2.7%
Illinois	4	148,055		95,436		110,000	353,491	2.6%
Alabama	6	120,192	129,294			95,500	344,986	2.5%
Hawaii	3	173,502		124,925			298,427	2.2%
Michigan	3	199,749					199,749	1.5%
Missouri	5	177,039				13,478	190,517	1.4%
Washington, DC	2	182,836					182,836	1.3%
Louisiana	2		136,155				136,155	1.0%
Other (9 states)	12	339,067	131,361			79,034	549,462	4.0%

Total	202	8,763,612	1,366,533	1,185,863	96,433	2,261,735	13,674,176	100.0%

By Market

		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,314,184	16.9%	12	Des Moines, IA	369,180	2.7%
2	Nashville, TN	812,608	5.9%	13	Chicago, IL	353,491	2.6%
3	Charlotte, NC	787,404	5.8%	14	Tampa, FL	351,965	2.6%
4	Houston, TX	729,712	5.3%	15	Seattle-Bellevue, WA	332,109	2.4%
5	San Antonio, TX	613,280	4.5%	16	Honolulu, HI	298,427	2.2%
6	Indianapolis, IN	558,694	4.1%	17	Phoenix, AZ	288,511	2.1%
7	Richmond, VA	558,209	4.1%	18	Washington, DC	241,739	1.8%
8	Los Angeles, CA	551,955	4.0%	19	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	3.9%	20	Austin, TX	206,125	1.5%
10	Roanoke, VA	466,204	3.4%		Other (30 Markets)	2,660,042	19.5%

11	Memphis, TN	424,306	3.1%		Total	13,674,176	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

HEALTHCARE REALTY | 10	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7 (CONTINUED)

Square Feet Owned and/or Managed (1)

By Facility Type

	OWNED
	Managed by HR	Managed by Third Party	Stabilization in Progress	Construction in Progress	Single-Tenant Net Leases	Total Owned	Percent of Total Owned	Third Party Managed by HR	Total
Medical office/outpatient (2)	8,763,612	1,110,812	1,185,863	96,433	1,067,488	12,224,208	89.4%	443,886	12,668,094
Inpatient Rehab					829,077	829,077	6.1%		829,077
Inpatient Surgical					273,770	273,770	2.0%		273,770
Other		255,721			91,400	347,121	2.5%		347,121

Total Square Feet	8,763,612	1,366,533	1,185,863	96,433	2,261,735	13,674,176	100.0%	443,886	14,118,062

Percent of Total Square Footage	64.1%	10.0%	8.7%	0.7%	16.5%	100.0%

Total Number of Properties (1)	134	18	11	1	38	202

By Occupant

Occupants Greater than 1%	Medical Office/ Outpatient	Inpatient Rehab	Inpatient Surgical	Other	Total	% of Total Sq. Feet
Baylor Health Care System	934,627		72,477		1,007,104	7.4%
HealthSouth		647,560			647,560	4.7%
Carolinas Healthcare System	607,408				607,408	4.4%
HCA	404,495			16,400	420,895	3.1%
Catholic Health Initiatives	354,771				354,771	2.6%
Bon Secours	221,258				221,258	1.6%
Ascension Health Care System	203,503				203,503	1.5%
OrthoIndy	58,474		117,525		175,999	1.3%
All Other Occupants Less than 1%	9,439,672	181,517	83,768	330,721	10,035,678	73.4%

Total Square Feet	12,224,208	829,077	273,770	347,121	13,674,176	100.0%

By Building Square Footage

Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
> 100,000	41.8%	5,718,915	139,486	41
<100,000 and >75,000	23.6%	3,226,553	84,909	38
< 75,000 and >50,000	20.0%	2,732,010	62,091	44
<50,000	14.6%	1,996,698	25,275	79

Total	100.0%	13,674,176	67,694	202

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.
(2)	On/Off Campus (% of Square Feet)

	2012				2011	2010

	1Q	4Q	3Q	2Q	1Q	4Q
On/adjacent	75%	74%	72%	70%	69%	66%
Off (a)	25%	26%	28%	30%	31%	34%

	100%	100%	100%	100%	100%	100%

(a)	Approximately 40% of the off-campus buildings are anchored by a hospital system.

HEALTHCARE REALTY | 11	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8

Lease and Occupancy Information

(dollars in thousands)

Lease Maturity Schedule (1)

		Number of Leases
	Annualized Minimum Rents (2)	Multi- Tenant Properties	Single- Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2012	$31,385	379	3	12.5%	1,276,283
2013	38,120	313	4	15.2%	1,414,136
2014	43,184	386	5	17.2%	1,743,930
2015	25,368	235	—	10.1%	1,054,027
2016	23,721	195	5	9.4%	902,936
2017	19,297	89	5	7.7%	885,014
2018	13,852	98	—	5.5%	633,725
2019	7,492	39	1	3.0%	291,123
2020	9,489	34	—	3.8%	334,253
2021	7,752	35	4	3.1%	500,613
Thereafter	31,419	61	11	12.5%	1,314,255

Detail of Lease Type (excludes CIP and unconsolidated joint venture)

	00000000000000	00000000000000	00000000000000
Owned	Number of Properties	Investment ($000s)	Square Feet (000s)
Multi-tenant	163	$2,191,871	11,316
Single-tenant Net Lease	38	550,184	2,262
Mortgages	7	112,767	—

	208	$2,880,539	13,578

Average Tenant Size

	Number of Leases
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	981	—
2,501 - 5,000	497	—
5,001 - 7,500	146	1
7,501 - 10,000	70	3
10,001 +	170	34

Total Leases	1,864	38

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.
(3)	The average lease size in the multi-tenant properties is 4,361 square feet.

HEALTHCARE REALTY | 12	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8 (CONTINUED)

Lease and Occupancy Information

(dollars in thousands)

Weighted Average Increases in Lease Rates for Multi-Tenant Properties (1) (2)

	2012	2011				2010
	Q1	4Q	3Q	2Q	1Q	4Q
Contractual increases for in-place leases (“annual bumps”)	3.3%	3.1%	3.2%	3.1%	3.1%	3.1%
Newly executed leases (“cash leasing spreads”)	1.8%	2.5%	2.3%	1.7%	1.7%	1.0%

Occupancy (1)

		2012	2011				2010
Facility Type	Investment at 3/31/2012	Q1	4Q	3Q	2Q	1Q	4Q
Medical office/outpatient	$2,006,804	86%	86%	86%	86%	86%	86%
Inpatient	337,524	100%	100%	100%	96%	96%	96%
Other	29,236	76%	76%	76%	76%	76%	76%

Stabilized Occupancy (3) (4)	$2,373,564	87%	87%	87%	87%	86%	87%

Stabilization in Progress Occupancy (3) (4)	$368,491	28%	21%	19%	17%	16%	23%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Represents historical rental rate increases and may not be indicative of future increases.
(3)	The stabilized occupancy assumes that properties under a Property Operating Agreement or Single-tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the six properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 78%. The stabilized occupancy excludes the eleven development properties currently in stabilization. The properties in stabilization are currently 46% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.
(4)	The overall stabilized occupancy percentage may be affected from quarter to quarter when a property is re-categorized from “stabilization” to “stabilized”.

HEALTHCARE REALTY | 13	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 9

Same Store NOI

(dollars in thousands)

Same Store NOI (1) (2) (4)

							Sequential		Year-Over-Year
	Number of Properties	Investment at 3/31/2012	Occupancy at 3/31/2012	1Q 2012 NOI	4Q 2011 NOI	1Q 2011 NOI	NOI	Percentage Change	NOI	Percentage Change
Multi-tenant Properties	125	$1,494,162	89%	$30,181	$29,894	$28,442	$287	1.0%	$1,739	6.1%
Single-tenant Net Lease Properties (3)	37	535,200	100%	13,021	13,058	13,536	(37)	(0.3%)	(515)	(3.8%)

Total	162	$2,029,362	91%	$43,202	$42,952	$41,978	$250	0.6%	$1,224	2.9%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion that would distort the change in NOI of the core portfolio.
(3)	Single-tenant net lease revenue includes adjustments for rent credits totaling $0.6 million for 1Q 2012 and $0.1 million for 4Q 2011 on three leases that were renewed in late 2011 that negatively impacted NOI. Excluding these adjustments for rent credits, the sequential NOI percentage change would have been (4.5%) and (0.7%) and the year-over-year NOI percentage change would have been (8.4%) and 1.4% for Single-tenant Net Lease Properties and Total Properties, respectively.
(4)	Reconciliation of NOI:

	1Q 2012 NOI	4Q 2011 NOI	1Q 2011 NOI
Property operating revenue	$59,456	$58,962	$52,285
Single-tenant net lease revenue	12,669	13,073	14,440
Rental lease guaranty income (a)	1,243	1,257	1,975
Property operating expense	(28,965)	(28,791)	(27,840)

NOI	44,403	44,501	40,860
NOI not included in same store	(1,201)	(1,549)	1,118

Same store NOI	$43,202	$42,952	$41,978

(a) Other operating income reconciliation:
Rental lease guaranty income	$1,243	$1,257	$1,975
Interest income	142	127	240
Other	389	132	87

Total consolidated other operating income	$1,774	$1,516	$2,302

HEALTHCARE REALTY | 14	1Q | 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 10

Components of Net Asset Value

(dollars in thousands)

Asset Type	Same Store 1Q 2012 NOI (2)	Adjustments (3)	Adjusted 1Q 2012 NOI	Annualized Adjusted 1Q 2012 NOI	% of Adjusted NOI
MOB / Outpatient	$34,550	$2,983	$37,533	$150,132	81%
Inpatient rehab	5,024	(84)	4,940	19,760	11%
Inpatient surgical	2,918	—	2,918	11,672	6%
Other	710	—	710	2,840	2%

Subtotal	$43,202	$2,899	$46,101	$184,404	100%

TOTAL SHARES OUTSTANDING (1)    77,961,903

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES
	Construction in progress (4)	$36,035
	Stabilization in progress (4)	368,491
	Mortgage notes receivable (4)	112,767

	Subtotal	$517,293

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$13,762
	Properties not in Same Store NOI (6)	114,718
	Cash and other assets (7)	66,213

	Subtotal	$194,693

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$238,000
	Senior notes (8)	964,737
	Mortgage notes payable (8)	224,164
	Other liabilities (9)	73,400

	Subtotal	$1,500,301

(1)	Total shares outstanding as of April 25, 2012.
(2)	See Schedule 9 for details on same store NOI.
(3)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters and single-tenant net lease renewals.
(4)	Construction in progress, stabilization in progress, and mortgage notes receivable reflect gross book value.
(5)	Assets held for sale are excluded from same store NOI and reflect net book value.
(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,026,495 square feet and generated NOI of approximately $0.1 million for 1Q 2012.
(7)	Includes cash of $6.6 million and other assets of $59.6 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $44.9 million, above-market intangible assets (net) of $13.2 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.3 million. See Footnote 5 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q for a detail of other assets.
(8)	Outstanding principal balances as described in Footnote 4 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q.
(9)	Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $47.0 million, liabilities of discontinued operations of $0.2 million, pension plan liability of $15.7 million, security deposits of $4.2 million, market-rate lease intangibles of $5.1 million, and deferred operating expense reimbursements of $1.2 million. Also, excludes deferred revenue of $26.0 million.

HEALTHCARE REALTY | 15	1Q | 2012 SUPPLEMENTAL INFORMATION